UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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KANDI TECHNOLOGIES, CORP.
(Name of Registrant as Specified In Its Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

November 19, 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Kandi Technologies, Corp., a Delaware corporation, to be held at our executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 19, 2012, at 9:00p.m. local time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

Sincerely,

/s/ Hu Xiaoming

Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2012

NOTICE HEREBY IS GIVEN that the 2012 Annual Meeting of Stockholders of Kandi Technologies, Corp., a Delaware corporation, will be held at our principal executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 19, 2012, at 9:00p.m. local time, to consider and act upon the following:

1.	To elect seven directors, each to serve until the 2013 Annual Meeting of Stockholders;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

3.	To approve an amendment to our Certificate of Incorporation to change our name from “Kandi Technologies, Corp.” to “Kandi Technologies Group, Inc.”

4.

To transact such other business as properly may come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on November 16, 2012 are entitled to receive notice of and to vote at the 2012 Annual Meeting and any adjournments thereof.

By Order of the Board of Directors

/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer and
Chairman of the Board of Directors

Jinhua, Zhejiang Province, China
November 19, 2012

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 19, 2012:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2012 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND OUR 2012 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

KANDI TECHNOLOGIES, CORP.
Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China 321016

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2012

We are furnishing this Proxy Statement to the stockholders of Kandi Technologies, Corp., a Delaware corporation in connection with the solicitation, by the Board of Directors of Kandi Technologies, Corp. (the “Board”), of proxies to be voted at our 2012 Annual Meeting of Stockholders to be held at our executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013 on December 19, 2012, at 9:00p.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “we,” “us,” “our,” the “Company” and “Kandi” refer to Kandi Technologies, Corp., a Delaware corporation, and its wholly-owned subsidiaries. “China” and the “PRC” refer to the People’s Republic of China.

The date on which we are first sending this Proxy Statement and form of proxy card to our stockholders is on or about November 20, 2012.

This Proxy Statement, our Annual Report on Form 10-K, for fiscal year ended December 31, 2011, and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our 2012 Annual Meeting of Stockholders are available by calling +86-579-8223-9856. Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

ABOUT THE 2012 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) or any postponement or adjournment of that meeting. The 2012 Annual Meeting will held on December 19, 2012, at 9:00p.m. local time at our executive office, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, China 310013.

Matters to be Considered and Voted Upon

At the 2012 Annual Meeting, stockholders will be asked to consider and vote (i) to elect the nominees named herein as directors; (ii) to ratify the selection of our independent registered public accounting firm; and (iii) to approve an amendment to our Certificate of Incorporation to change our name to “Kandi Technologies Group, Inc.” The Board does not know of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Stock Outstanding and Entitled to Vote

Our Board established November 16, 2012 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date are entitled to notice of, and to vote at, the 2012 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2012 Annual Meeting. At the close of business on the record date, we had 29,941,134 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2012 Annual Meeting. The presence of at least a majority of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2012 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2012 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Delaware law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee's total.

Ratification of the selection of Albert Wong & Co. as our independent registered public accounting firm. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to ratify the selection of Albert Wong & Co. as our independent registered public accounting firm. Abstentions and broker non-votes will have the effect of a vote “against” the ratification of the appointment of the Company’s independent registered public accounting firm.

Amendment of our Certificate of Incorporation to change our name to “Kandi Technologies Group, Inc.” The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the annual meeting is required to approve an amendment to our Certificate of Incorporation in connection with changing our name from “Kandi Technologies, Corp.” to “Kandi Technologies Group, Inc.” Abstentions and broker non-votes will have the effect of a vote “against” the amendment of the Company’s Certificate of Incorporation.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the 2012 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted

Voting Procedure; Voting of Proxies; Revocation of Proxies

If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2012 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2012 Annual Meeting and vote in person even if you have already voted by proxy. Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

1. To vote in person, come to the 2012 Annual Meeting and we will give you a ballot when you arrive.

2. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies, Corp., 230 Park Avenue, 10th Floor, New York, NY 100169. Our Board has selected each of Hu Xiaoming and Zhu Xiaoying to serve as proxies.

If you do not return a signed proxy card and do not attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the 2012 Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the selection of Albert Wong & Co. as our independent registered public accounting firm and FOR an amendment to our Certificate of Incorporation to change our name to Kandi Technologies Group, Inc. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2012 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2012 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the 2012 Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

Your proxy is revocable at any time before it is voted at the 2012 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Zhu Xiaoying, our Chief Financial Officer, located in the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies, Corp., 230 Park Avenue, 10th Floor, New York, NY 100169.

3. You may attend the 2012 Annual Meeting and vote in person. However, simply attending the 2012 Annual Meeting will not, by itself, revoke your proxy.

Dissenters’ Right of Appraisal

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2012 Annual Meeting.

Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single proxy statement and annual report to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered. If you prefer to receive separate copies of the proxy statement and annual report, contact Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016 or to Kewa Luo at Kandi Technologies, Corp., 230 Park Avenue, 10th Floor, New York, NY 100169.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2012 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2012 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2012 Annual Meeting.

Other Business

The Board is not aware of any other matters to be presented at the 2012 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2012 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Proposals of Stockholders for 2013 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2013 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company, on or before July 23, 2013.

Stockholders who intend to present a proposal at the 2013 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials for the 2013 Annual Meeting are required to provide notice of such proposal not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred and twentieth (120th) day prior to such annual meeting, and not later than the ninetieth (90th) day prior to such meeting or tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. Therefore, stockholder proposals must be received by us no earlier than August 22, 2013, but no later than September 21, 2013, and must otherwise comply with the notice requirements set forth under all applicable Exchange Act and SEC rules.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on our books, of the stockholder proposing such business, (iii) the class and number of shares of Kandi, which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Kandi, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2013 Annual Meeting should be addressed to Zhu Xiaoying, our Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016.

Voting Results of 2012 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2012 Annual Meeting.

PROPOSAL 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than eleven (11) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of seven (7) members. Each of our current directors will stand for re-election at the 2012 Annual Meeting. All the nominees, except for Chen Liming, were previously elected by our stockholders at the 2011 Annual Meeting. As reported on a Form 8-K, filed by the Company on May 2, 2012, Zheng Mingyang, previously elected by our stockholders at the 2011 Annual Meeting, resigned from the Board, and the remaining members of the Board unanimously approved Chen Liming to fill the vacancy on the Board, as well as vacancies on the Audit Committee, the Corporate Governance and Nominating Committee and Compensation Committee, effective May 1, 2012, until his successor has been duly elected and qualified. As reported on the aforementioned Form 8-K, Mr. Zheng resigned from the Board for personal reasons and not as a result of any disagreements on any corporate matters with the Company.

If elected as a director at the 2012 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2013 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Biographical information regarding each of the nominees is set forth below. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of November 19, 2012:

Name	Age	Position	Served From
Hu Xiaoming	55	Chairman of the Board, President and Chief Executive Officer	June 2007
Zhu Xiaoying	41	Chief Financial Officer, Director	June 2007
Chen Liming (1), (2), (3)	75	Director (Independent)	May 2012
Qian Jingsong	51	Director	January 2011
Ni Guangzheng (2), (3)	73	Director (Independent)	November 2010
Jerry Lewin (1)	57	Director (Independent)	November 2010
Henry Yu (1),(2),(3)	58	Director (Independent)	July 2011

________________
(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

Biographical Information

Hu Xiaoming was appointed as our Chief Executive Officer, President and Chairman of the Board in June 2007. Prior to joining the Company, from October 2003 to April 2005, Mr. Hu served as the Project Manager (Chief Scientist) in the WX Pure Electric Vehicle Development Important Project of Electro-vehicle in the State 863 Plan. From October 1984 to March 2003, Mr. Hu served as: (i) Factory Director of the Yongkang Instrument Factory, (ii) Factory Director of the Yongkang Mini Car Factory, (iii) Chairman and General Manager of the Yongkang Vehicle Company, (iv) General Manager of the Wan Xiang Electric Vehicle Developing Center and (v) the General Manager of the Wan Xiang Battery Company. Mr. Hu personally owned 4 invention patents and 7 utility model patents, which he transferred to the Company in fiscal year 2012. Mr. Hu’s experience as our Chief Executive Officer and President, as well as Chairman of the Board, and extensive scientific and operational knowledge and expertise qualifies him to serve as Chairman of the Board and led the Board to conclude that he should be nominated to serve another term as a director.

Zhu Xiaoying was appointed as our Chief Financial Officer and a director of the Company in June 2007. In addition, since September 2003, Ms. Zhu has served as Chief Financial Officer of Zhejiang Kandi Vehicles Co., Ltd., our wholly-owned operating subsidiary. From January 2000 to September 2003, Ms. Zhu served as the Accounting Manager for Zhejiang Yonkang Automobile Manufacture Co. Ms. Zhu graduated from Hangzhou Electronic Engineering University. Ms. Zhu acquired CIA certificate in 2010 and EMBA certificate from Hong Kong Polytechnic University in 2011. Ms. Zhu’s experience as our Chief Financial Officer and knowledge of current corporate finance and accounting techniques and market activities qualifies her to serve on our Board and led the Board to conclude that she should be nominated to serve another term as a director.

Qian Jingsong was appointed as a director of the Company on January 31, 2011. In addition, since October 2009, Mr. Qian has served as Deputy General Manager of Zhejiang Kandi Vehicles Co. Ltd., our wholly-owned operating subsidiary. Prior to joining the Company, from October 2006 to October 2009, Mr. Qian served in multiple capacities for Chery Karry Automobile, including Head of the Engineering Construction Group (2006-2007), Vice Manager of the Q21 Project (2007), Assistant General Manager of the Production Management and Integrated Management Departments (2007-2009). During his tenure at Chery Karry Automobile, Mr. Qian was in charge of quality assurance and participated in strategy, planning and product development work for Chery mini-cars. From August 1999 to September 2006, Mr. Qian served as Deputy General Manager and Executive General Manager of Anhui Huayang Auto Manufacturing Co., LTD, where he oversaw technical improvement, product development, administrative personnel, and external affairs. Mr. Qian received a degree in Professional Ordnance from the Aerospace Staff University in Nanjing, China in 1983. Mr. Qian’s experience in the automobile and mini-car industries and his expertise in quality assurance and planning and product development qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Ni Guangzheng was appointed as a director of the Company in November 2010. Mr. Ni is a permanent member of Chinese Society of Electrical Engineering, and, since 1998, has served as the Deputy Director of Technical Committee & Director of EV Research Institute of National ERC of Power Electronic Technology. Mr. Ni has extensive experience in the areas of electro-technical and electrical engineering. Mr. Ni has served as: Head of Department of Electrical Engineering at Zhejiang University (1994 to 1998), Deputy Director of Electro-technical Theory Committee of China Electro-Technical Society (1989 to 1993), Director of the National ERC of Power Electronic Technology (1996 to 1998) and Deputy Director of the Large Electrical Machine Committee of Chinese Society of Electrical Engineering (1997 to 1999). Mr. Ni received his bachelors degree in electrical machine and a masters degree in Electro-technology theory from Xian Jiaotong University. Mr. Ni’s leadership skills and extensive engineering experience, as well as his electrical and technical expertise, qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Jerry Lewin was appointed as a director of the Company in November 2010. Jerry Lewin currently serves as Senior Vice President of Field Operations for Hyatt Hotels Corporation and is responsible for managing 35 hotels throughout the North American continent. Mr. Lewin has been with Hyatt since 1987. In his capacity as Senior Vice President, Mr. Lewin supervises a number of areas, including finance, sales and marketing, public relations, customer service, engineering, and human resources. Mr. Lewin serves as a member of the Hyatt Hotels Corporation’s Managing Committee and sits on the board of directors of the New York City Hotel Association. Since July 2009, Mr. Lewin has served as a director and a member of the audit committee of EFT Biotech Holdings, Inc. Mr. Lewin currently serves as the President of the New York Law Enforcement Foundation and as the President of the NY State Troopers PBA Signal 30 Fund. Mr. Lewin has served in various management capacities for several hotel companies in San Francisco, Oakland, Los Angeles, San Diego and Las Vegas. Mr. Lewin received his Bachelor of Science degree from Cornell University and completed the Executive Development Program at J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Lewin’s leadership skills and extensive management experience qualifies him to serve on our Board and led the Board to conclude that he should be nominated to serve another term as a director.

Henry Yu was appointed as a director of the Company on July 1, 2011. Mr. Yu serves as a Managing Director & Regional Manager of Global Financial Institutions (Asia) of Fifth Third Bank. Prior to his current position, Mr. Yu served as Senior Vice President of the East West Bank from July 2011 to September 2012. Prior to that, Mr. Yu served as the President of Shanghai Bosun Capital Advisors in Shanghai, China from January to June 2011. From January 2008 to December 2010, Mr. Yu served as a senior manager of Standard Chartered Bank in China. From November 1999 to December 2007, Mr. Yu served as Managing Director of Global Trade Solutions of SunTrust Bank in Atlanta, Georgia. From January 1995 to November 1999, Mr. Yu served as senior manager of Comerica Bank in Chicago, Illinois. From May 1990 to December 1994, Mr. Yu was a senior manager of National City Bank in Cleveland, Ohio. Currently, Mr. Yu serves as Chair of the Advisory Board of the National Association of Chinese-Americans and serves as an Advisor to China’s Federation of Overseas Chinese. Since 2009, Mr. Yu has served as an International Advisor to Sichuan University Suzhou Institute, and, since 2004, Mr. Yu has served on the Foundation Board Trustee of Georgia Perimeter College. In addition, since July 11, 2012, Mr. Yu has served as a director of the Global Health Action, a charitable organization. From 2003 to 2007, Mr. Yu held Series 7 and 62 Certifications from the Financial Industry Regulatory Authority. Mr. Yu received his Bachelor of Arts degree in Economics from the University of Michigan in 1978 and his MBA in Finance from the University of Detroit in 1980. Mr. Yu’s leadership skills and extensive financial experience qualifies him to serve on our Board and led the Board to conclude that that he should be nominated to serve another term as a director.

Chen Liming was appointed as a director of the Company on May 1, 2012. Mr. Chen serves as an advisor to AA Wind & Solar Energy Development Group, LLC. Prior to his current position, from February 2009 to October 2010, Mr. Chen participated in a joint venture with Mr. Qiu Youmin, the former designer of Geely Automobile Co., Ltd., and assisted in the development of super mini three seat pure electric vehicles. From June 2008 to July 2009, he participated in the development of Lithium Iron Phosphate Battery with Shanghai Yuankai Group. Mr. Chen served as a Professor of Electrical Engineering at Zhejiang University from 1983 to 1997. In addition, Mr. Chen served as a visiting scholar in the Electrical Engineering Department at Columbia University in New York City from 1981 to 1983 and as a professor in Electrical Engineering at Zhejiang University from 1960 to 1981. Mr. Chen received his bachelor degree from Southeast University in Jiangsu, China in 1960. Mr. Chen’s experience in the automobile and mini-car industries, extensive electrical engineering experience and knowledge, and knowledge of current corporate finance and accounting techniques and market activities qualifies him to serve on our Board and led the Board to conclude that that he should be nominated to serve as a director

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF
EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Albert Wong & Co. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2012 Annual Meeting. Albert Wong & Co. has served as our independent registered public accounting firm since June 26, 2009 and is considered by our Audit Committee to be well qualified. We are asking our stockholders to ratify the selection of Albert Wong & Co. as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Albert Wong & Co. to our stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of Albert Wong & Co., the Audit Committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of Albert Wong & Co. will be present, by phone or in person, at the 2012 Annual Meeting.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF ALBERT WONG & CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2012.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our principal accountant, Albert Wong & Co. for the years ended December 31, 2011 and 2010 respectively:

	2011	2010
Audit Fees	$111,000	$104,850
Audit Related Fees	$9,000	$18,000
All Other Fees	$77,600	$11,950
TOTAL FEES	$197,600	$134,800

Fees for audit services include fees associated with the annual audit and reviews of our quarterly reports, Audit related fees mainly include the fees associated with the financial instruments evaluation, while all other fees include fees occurred for services performed in conjunction with internal control and our filing of the tax return.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services, to be provided by the independent registered public accounting firm to the Company. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by the independent registered public accounting firm, and the Company’s management may present additional services for approval.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Albert Wong & Co. to the Company are permissible under any applicable laws and regulations. During fiscal year 2011, all services performed by Albert Wong & Co. were approved in advance by the Audit Committee in accordance with the pre-approval policy.

PROPOSAL NO. 3 – APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECTUATE NAME CHANGE

On November 2, 2012, the Board unanimously adopted a resolution setting forth a proposed amendment to Article First of the Company’s Certificate of Incorporation, subject to stockholder approval, to change our formal name from “Kandi Technologies, Corp.” to “Kandi Technologies Group, Inc.” The resolution also provided that the proposed amendment be presented to the stockholders for approval at the 2012 Annual Meeting with the recommendation of the Board that the stockholders approve the proposed amendment in accordance with Delaware General Corporation Law.

The proposed name change is consistent with the Company’s recent strategic acquisitions and business initiatives. Changing the name to Kandi Technologies Group, Inc. will more clearly communicate the Company’s current organizational structure to the investment community, our customers and business partners. The Board of Directors believes it is in the best interests of the Company to change the Company’s name to “Kandi Technologies Group, Inc.”

If the proposal to amend our Certificate of Incorporation to change our name to “Kandi Technologies Group, Inc.” is approved by our stockholders at the 2012 Annual Meeting, a Certificate of Amendment to our Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware to effectuate the name change as soon as practicable after the 2012 Annual Meeting.

If approved by our stockholders, Article First of the Company’s Certificate of Incorporation shall be amended to read in its entirety as follows:

“The name of the Corporation is Kandi Technologies Group, Inc.”

No other changes shall be made to the other provisions of our Certificate of Incorporation on the basis of this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO
THE COMPANY’S CERTIFICATE OF INCORPORATION.

CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Mr. Hu has served as Chairman of the Board, President and Chief Executive Officer of the Company since June 2007. Our Board continues to believe there are important advantages to Mr. Hu serving in both roles at this time. Mr. Hu is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Mr. Hu provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing us to employees, stockholders and other stakeholders. Further, four of our seven current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers personal characteristics (gender, ethnicity and age), skills and experiences, qualifications and the background of current and prospective directors as important factors in identifying and evaluating potential director nominees, so that the Board, as a whole, will possess what the Board believes are the appropriate skills, talent, expertise and backgrounds necessary to meet the long-term interests of our stockholders and the goals and objectives of the Company.

Director Independence

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Jerry Lewin, Chen Liming, Henry Yu and Ni Guangzheng meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2011 fiscal year, our independent directors met 2 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meeting; Annual Meeting Attendance

During the year ended December 31, 2011, the Board held 2 meetings and acted through unanimous consent on 5 different occasions. In addition, the Audit Committee held 4 meetings; the Nominating and Corporate Governance Committee held 2 meetings; and the Compensation Committee held 1 meeting. During the year ended December 31, 2011, each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he or she served. We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. All of our then sitting Board members all attended the 2011 Annual Meeting.

Audit Committee

The Audit Committee currently consists of Henry Yu (Chairman), Jerry Lewin and Chen Liming, each of whom is independent under NASDAQ listing standards.

During fiscal year ended 2011, Fong Heung Sang served as chairman of the Audit Committee from January 1, 2011 to June 30, 2011, and Mr. Yu served as chairman of the Audit Committee from June 30, 2011 to December 31, 2011. As reported on a Form 8-K filed by the Company on July 1, 2011, Mr. Fong decided to resign, effective June 30, 2011, from the Board for personal reasons and not as a result of any disagreements on any corporate matters with the Company. As a result of Mr. Fong’s decision to resign from the Board, the Board unanimously appointed Mr. Yu to replace Mr. Fong as a member of the Board, the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and as Chairman of the Audit Committee.

The Board determined that each of Mr. Fong, Mr. Yu and Mr. Lewin qualifies as an “audit committee financial expert,” as defined by Item 407 of Regulation S-K and NASDAQ Rule 5605(a)(2). In reaching this determination, the Board made a qualitative assessment of Mr. Fong’s, Mr. Yu’s and Mr. Lewin’s level of knowledge and experience based on a number of factors, including formal education and business experience.

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter, a copy of which was filed as an exhibit to a Current Report on Form 8-K, filed November 5, 2007. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; and (iv) our auditing, accounting and financial reporting processes generally. In addition, The Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

Compensation Committee

The Compensation Committee currently consists of Chen Liming (Chairman), Henry Yu and Ni Guangzheng, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2011 and until May 1, 2012, Zheng Mingyang served as chairman of the Compensation Committee. As reported on a Form 8-K, filed by the Company on May 2, 2012, Mr. Zheng decided to resign, effective May 1, 2012, from the Board for personal reasons and not as a result of any disagreements on any corporate matters with the Company. As a result of Mr. Zheng’s decision to resign from the Board, the Board unanimously appointed Mr. Chen to replace Mr. Zheng as a member of the Board, the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and as Chairman of the Compensation Committee.

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. We believe that the functioning of our Compensation Committee complies with, any applicable requirements of the NASDAQ Global Market and SEC rules and regulations.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and no director or executive officer of the Company is a director or executive officer of any other corporation that has a director or executive officer who is also a director of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ni Guangzheng (Chairman), Henry Yu and Chen Liming, each of whom is independent under NASDAQ listing standards. During fiscal year ended 2011, Mr. Ni served as chairman of the Compensation Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates under a written charter, a copy of which was filed as an exhibit to a Current Report on a Form 8-K, filed November 5, 2007. The responsibilities of the Nominating Committee include: (i) identifying individuals qualified to serve as directors or fill any interim vacancies; (ii) recommending to the Board the selection of director nominees for each meeting of the stockholders at which directors are elected; (iii) advising the Board with respect to the composition, procedures and committees of the Board; and (iv) considering any other corporate governance issues that may arise from time to time, and developing appropriate recommendations for the Board. In recommending nominees to the Board, the Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria: (i) personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community; (ii) experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, financial or technological organizations; (iii) financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance; (iv) ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments; (v) a genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director; and (vi) no conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the NASDAQ rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Kandi Technologies, Corp., at Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China 321016. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer. A current copy of our Code of Ethics is included as an exhibit to a Form 8-K filed, November 5, 2007. In addition, a current copy of our Code of Ethics is available on our website (http://en.kandivehicle.com//default.aspx). A copy of our Code of Ethics will be provided to you without charge upon written request to Hu Xiaoming, Chief Executive Officer, Kandi Technologies, Corp., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of November 16, 2012 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

  each person known by us to be the beneficial owner of more than 5% of our common stock;

  each of our directors and named executive officers;

  each of our officers and directors who served in such capacity during 2011, but no longer served in that capacity at the end of the fiscal year; and

  all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock
	Beneficially Owned
	Number of		Percent of
Beneficial Owner	Shares		Class
Excelvantage Group Limited (3)	12,000,000	(1)	40.08%
Hu Xiaoming	12,285,170	(2)	41.03%
Zhu Xiaoying	173,330		*
Henry Yu	10,000		*
Jerry Lewin	10,000		*
Zheng Mingyang	6,670		*
Chen Liming	–		*
Ni Guangzheng	–		*
Qian Jingsong	–		*
All executive officers and directors as a group (8 persons)	12,485,170		41.69%

_________________
* Less than one percent (1%) of outstanding shares.

(1) On March 29, 2010, Hu Xiaoming, the Company’s Chief Executive Officer, President and Chairman of the Board, became the sole stockholder of Excelvantage Group Limited. Through his position as the sole stockholder in Excelvantage Group Limited, Mr. Hu has the power to dispose of or direct the disposition of the shares of common stock he owns in Excelvantage Limited Group. As a result, Mr. Hu may, under the rules of the Securities and Exchange Commission, be deemed to be the beneficial owner of the shares of common stock.

(2) Includes (i) 285,170 shares owned directly by Mr. Hu and (ii) 12,000,000 shares owned by Excelvantage Group Limited. As reflected in footnote 1, Mr. Hu may be deemed to be the beneficial owner of these shares.

(3) Principal offices located at Jinhua City Industrial Zone, Jinhua City, Zhejiang Province, China 321016

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

The following table sets forth certain information regarding the compensation earned by or awarded during the 2011 fiscal year to each of our non-executive directors:

					Non-Equity	Nonqualified
	Fees Earned		Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in		Awards	Awards	Compensation	Compensation	Compensation	Total
Name	Cash ($)(2)		($)	($)(1)(2)	($)	Earnings	($)	($)
Zheng Mingyang	$0		–	$1,984	–	–	–	$1,984

Ni Guangzheng	$3,707		–	–	–	–	–	$3,707

Qian Jingsong	$46,343		–	–	–	–	–	$46,343

Henry Yu	$12,000	(3)	18,500	–	–	–	–	$30,500

Jerry Lewin	$24,000		15,417	–	–	–	–	$39,417
_________________
(1)

The amount in this column represents the aggregate grant date fair value of stock option awards granted to our non-employee directors during fiscal year ended December 31, 2011, in accordance with ASC Topic 718. On February 11, 2009, the Compensation Committee and the Board of Directors approved the grant of stock options for 2,600,000 shares of common stock to certain executive officers and directors of the Company. The stock options vest ratably over three years and expire in ten years from the grant date. The grant date fair value of each stock option awarded was $0.79.

(2)

In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required to serve as a director and manage the affairs of the Company. Certain directors receive a monthly Board fee as follows: (i) Ni Guangzheng receives a monthly fee of RMB 2,000 (approximately $309); (ii) Jerry Lewin receives a monthly fee of $2,000; and (iii) Henry Yu receives a monthly fee of $2,000. The Company did not pay a monthly fee to Zheng Mingyang; however, Mr. Zheng received a grant of stock options from the Company.

(3)	Appointed to the Board of Directors in July 2011; therefore, reported compensation reflects six months of fees for fiscal year ended December 31, 2011.

(4)

In connection with Chen Liming’s appointment to the Board, effective May 1, 2012, to replace Zheng Mingyang, the Board authorized the Company to provide Mr. Chen with compensation in the amount of RMB 2,000 a month; however, the Company did not award Mr. Chen any compensation in fiscal year ended December 31, 2011 and therefore no reported compensation is reflected above.

In connection with their respective appointment to the Board, the Board authorized the Company to provide each of Mr. Yu and Mr. Lewin with 5,000 shares of Company’s restricted common stock every six months, par value $0.001. As of December 31, 2011, no restricted common stock had been issued to Mr. Lewin or Mr. Yu. Each of Mr. Lewin and Mr. Yu were issued 5,000 shares of restricted common stock on March 8, 2012 and August 4, 2012.

The aggregate number of stock options and restricted shares outstanding, as of December 31, 2011, for each of our non-executive officer directors were as follows:

Name	Options	Restricted stock
Qian Jingsong	0	0
Henry Yu	0	0
Zheng Mingyang	13,330	6,670
Ni Guangzheng	0	0
Jerry Lewin	0	0

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Hu Xiaoming	55	Chairman of the Board, President and Chief Executive Officer
Zhu Xiaoying	41	Chief Financial Officer

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2011 and 2010, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during any part of fiscal year 2011 or any other executive officer with total compensation in excess of $100,000 during fiscal year 2011. The individuals listed in the table below are referred to as the “named executive officers.”

						Non-Equity	Nonqualified
						Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)(3)	($)	($)	($)	($)
Hu Xiaoming(1)	2011	$30,895	—	—	$79,346	—	—	—	$110,241
CEO, President and Chairman of the Board	2010	$29,504	—	—	$193,954	—	—	—	$223,458

Zhu Xiaoying(2)	2011	$23,171	—	—	$51,575	—	—	—	$74,746
CFO	2010	$22,128	—	—	$126,070	—	—	—	$148,198

(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.

(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.

(3)	The amounts in this column reflect the aggregate grant date fair value under FASB ASC Topic 718 of awards made during the respective year

Narrative to Summary Compensation Table

In fiscal 2011, the primary components of our executive compensation programs were base salary and equity compensation. We use base salary to fairly and competitively compensate our executives, including the named executive officers, for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk. We believe that the base salaries of our executives should be targeted at or above the median of base salaries for executives in similar positions with similar responsibilities at comparable companies, consistent with our compensation philosophy. At the end of the year, each executive’s performance is evaluated by our Compensation Committee which takes into account the individual’s performance, responsibilities of the position, adherence to our core values, experience, and external market conditions and practices.

Omnibus Long-Term Incentive Plan (“LTIP”) – Long Term Equity Compensation

We believe it is a customary and competitive practice to include an equity-based element of compensation to the overall compensation package for our named executive officers. We believe that a significant portion of the compensation paid to our named executive officers should be performance-based and therefore at risk. Awards made are granted under the Kandi Technologies, Corp. Omnibus Long-Term Incentive Plan (the “Plan”). At our 2008 annual meeting of shareholders, our stockholders approved the adoption of the Plan, As of December 31, 2011, 2,600,000 options had been granted under the Plan to the Company’s employees and directors, among which 906,695 have been exercised, and 6,668 have been forfeited.

The Plan is intended to enhance the Company’s and its affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options. The stock options vest ratably over three years and expire in ten years from the grant date.

The Compensation Committee, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Compensation Committee deems appropriate. Options would become exercisable at such times as may be established by the Compensation Committee when granting the award. No stock option may be exercised more than ten years after the date the option is granted.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table sets forth information regarding all unexercised, outstanding equity awards held, as of December 31, 2011, by those individuals who served as our named executive officers during any part of fiscal year 2011.

	Option Awards					Stock Awards
Equity
								Incentive	Equity Incentive
								Plan	Plan Awards:
			Equity				Market	Awards:	Market or
			Incentive Plan				Value of	Number of	Payout
	Number of	Number of	Awards:				Shares or	Unearned	Value of
	Securities	Securities	Number of			Number	Units of	Shares,	Unearned
	Underlying	Underlying	Securities			of Shares or	Stock	Units or	Shares, Units or
	Unexercised	Unexercised	Underlying	Option		Units of	That	Other	Other Rights
	Options	Options	Unexercised	Exercise	Option	Stock That	Have Not	Rights That	That
	(#)	(#)	Unearned	Price	Expiration	Have Not	Vested	Have Not	Have Not Vested
Name	Exercisable	Unexercisable	Options (#)	($)(4)	Date	Vested (#)	($ )	Vested (#)	($)
Hu Xiaoming(1)(3)	266,663	--	266,667	$0.80	2/11/2019	--	--	--	$213,330

Zhu Xiaoying(2)(3)	173,337	--	173,333	$0.80	2/11/2019	--	--	--	$138,669
__________________
(1)	Mr. Hu was appointed as CEO and President of the Company on June 29, 2007.
(2)	Ms. Zhu was appointed as CFO of the Company on June 29, 2007.
(3)

On February 11, 2009, the Compensation Committee and the Board approved the grant of stock options for 2,600,000 shares of common stock to certain executive officers and directors of the Company. The stock options vest ratably over three years (on the anniversary of the grant date) and expire in ten years from the grant date. The grant date fair value of each stock option awarded was $0.79. Mr. Hu was granted 800,000 stock options, of which 266,670 have been exercised. Ms. Zhu was granted 520,000 stock options, of which 173,330 have been exercised.

(4)

Per the individual agreements negotiated between the Company and Mr. Hu and Ms. Zhu, respectively, the stock options have an exercisable price of $0.80; however, the grant date fair value of each stock option awarded (calculated in accordance with FASB Topic 718) is $0.79.

Employment Agreements

We have employment agreements with our named executive officers; however, the salary for our named executive officers may be changed at the discretion of our Board. Both employment agreements are for ten year terms, ending on June 9, 2014.

Potential Payments Upon Termination or Change of Control

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement. If the named executive officer is not terminated for cause, the Company will pay the executive officer’s salary as described above. Upon termination, any unvested options are forfeited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has not implemented a written policy concerning the review of related party transactions; however, the Company’s policy is that the Board must approve all related party transactions. Further, all material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

A “related party transaction” is a transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (including any of our subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect interest.

For fiscal year ended December 31, 2011, the Company was not involved in any related party transactions.

In connection with the share exchange transaction, which took place on June 29, 2007, between Stone Mountain Resources, Inc., a Delaware corporation (“Stone Mountain”), Continental Development Ltd, a Hong Kong corporation, and Excelvantage Group Limited, a British Virgin Islands company, certain of the expenses incurred in the United States in connection with the transaction were paid on behalf of Stone Mountain by Ever Lotts Investment Limited (“ELIL”), an entity set up for this purpose by certain shareholders of Stone Mountain. As of December 31, 2011 and 2010, ELIL had paid $841,251 and $841,251, respectively, for expenses in connection with the share exchange transaction.

The following table lists the amount due to related party as of December 31, 2011 and 2010.

	2011	2010
ELIL	$841,251	$841,251
Total due to related party	$841,251	$841,251

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of the copies of these reports and on information provided by the reporting persons, we believe that during the fiscal year ended December 31, 2011, all filing requirements for reporting persons were met, except for: (i) a late Form 3 filing for Mr. Henry Yu, a member of our Board, and (ii) a late Form 3 filing for Mr. Jerry Lewin, a member of our Board. Each director set forth herein filed a Form 3 promptly upon discovery of the inadvertent error.

AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2011. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is available on our website at http://en.kandivehicle.com//default.aspx under the links “Investor Relations—Corporate Governance.”

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Albert Wong & Co., our independent registered public accounting firm. The Audit Committee has discussed Albert Wong & Co.’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Albert Wong & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Albert Wong & Co. its independence. The members of the Audit Committee considered whether the services provided by Albert Wong & Co., for the year ended December 31, 2011, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC and the Board approved that recommendation.

Henry Yu (Chairman)
Jerry Lewin
Chen Liming

November 16, 2012

SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before July 23, 2013. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Attn: Zhu Xiaoying, Chief Financial Officer, at the Jinhua City Industrial Zone, Jinhua, Zhejiang Province, China, 321016. You may also access these filings at our web site under the investor relations link at http://en.kandivehicle.com//default.aspx.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC pursuant to the 1934 Act, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Kandi Technologies, Corp., Jinhua City Industrial Zone, Jinhua, Zhejiang Province, People’s Republic of China, 321016, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2012 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2012 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

November 19, 2012	/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board, President and
Chief Executive Officer

FORM OF PROXY

KANDI TECHNOLOGIES, CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 19, 2012

The undersigned hereby appoints Hu Xiaoming and Zhu Xiaoying, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies, Corp. (the “Company”), at its 2012 Annual Meeting of Stockholders to be held at our principal executive offices, located at 6F, South Tower B, Lianhua Business Center, No. 333 Lianhua Road, Xihu District, Hangzhou City, Zhejiang Province, 310013 China at 9:00p.m. local time, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR RATIFICATION AND APPOINTMENT OF ALBERT WONG & CO. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND FOR APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME FROM “KANDI TECHNOLOGIES, CORP.” TO “KANDI TECHNOLOGIES GROUP, INC. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on December 19, 2012:

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2011 are available at https://materials.proxyvote.com.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR ALL of the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors:	[ ]	[ ]	[ ]

Nominees

01 – Hu Xiaoming	02 – Zhu Xiaoying	03 – Qian Jingsong	04 – Ni Guangzheng
05 – Jerry Lewin	06 – Henry Yu	07 – Chen Liming

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of appointment of Albert Wong & Co. as our independent registered public accounting firm.	[ ]	[ ]	[ ]

	For	Against	Abstain
3. Approval of an amendment to our Certificate of Incorporation to change our name from “Kandi Technologies, Corp.” to “Kandi Technologies Group, Inc.	[ ]	[ ]	[ ]

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.	[ ]
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting.	[ ]	[ ]

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date